
PRESIDIO
Property Trust

INVESTOR PRESENTATION

IMPORTANT NOTICES AND DISCLAIMERS

This press release contains statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other federal securities laws. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company's present expectations, but these statements are not guaranteed to occur. Except as required by law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Annual Reports on Forms 10-K, Quarterly Reports on Forms 10-Q, and in the Company's other documents filed with the SEC, copies of which are available on the SEC's website, www.sec.gov


PRESIDIO
Property Trust

PRESIDIO PROPERTY OVERVIEW

PRESIDIO
Property Trust

DESCRIPTION

- Presidio Property Trust, Inc. ("Presidio" or the "Company") was founded in 1999 as NetREIT
- Presidio is an internally-managed real estate company focused on commercial real estate opportunities in often-overlooked and regionally dominant markets
- The Company acquires and manages office, industrial real, and other commercial real estate assets in markets with strong demographic and economic drivers with attractive going-in cap rates
- In addition to its commercial real estate holdings, Presidio generates fees and rental income from affiliated entities, which manage and/or own a portfolio of model homes (1)



San Diego, CA Headquarters - Genesis Plaza

Source: Company filings as of November 12, 2021, data as of September 30, 2021

(1) The Company holds partial ownership interests in several entities which own model home properties

PRESIDIO PROPERTY OVERVIEW (CONT'D)

PRESIDIO Property Trust

Corporate Information

Headquarters	San Diego, CA
Founded	1999
Key Geographies	CA, CO, ND, TX & FL
Employees	20

Portfolio Summary (Number / Square Footage)

Office	7 properties / 574,261 sq. ft.
Retail	4 properties / 121,052 sq. ft.
Industrial	1 property / 150,030 sq. ft.
Model Homes (1)	85 homes / 255,433 sq. ft.

Source: Company filings as of March 30, 2021, data as of December 31,2020

Portfolio Value & Debt

Book Value	$124.4 million(2)
Existing Secured Debt	$ 90.0 million



Commercial Real Estate
Model Home Business
Both

Stock Information

Ticker / Exchange	SQFT / Nasdaq SQFTP / Nasdaq
52-week High / Low	$2.63 – $10.24
Number of shares outstanding	~11.5 million
Market cap at 09/30/21	~$43.3 million

Source: Company filings as of November 12, 2021, data as of September 30, 2021

(1) The Company holds partial ownership interests in several entities which own model home properties (2) includes book value of model homes

COMPANY STRATEGY

- Presidio acquires high-quality commercial properties in often overlooked and/or underserved markets
- Our target markets are regionally dominant, non-core cities with attractive growth dynamics driven by key economic factors
- Focus on $10 – $30 million property acquisitions that are not typically pursued by the larger REITs
- Well located, amenitized properties with stable in-place tenancy and growing employment drivers
- Both central business district and key suburban locations
- Spreads between acquisition yields and debt terms in our target markets are more attractive, relative to gateway markets



BISMARCK, ND
FARGO, ND
MINNEAPOLIS, MN
SALT LAKE CITY, UT
DENVER, CO
COLORADO SPRINGS, CO
KANSAS CITY, MO
COLUMBUS, OH
INLAND EMPIRE, CA
SAN DIEGO, CA
HOUSTON, TX
CURRENT PROPERTY IN TARGET MARKET
CURRENT PROPERTY OUTSIDE OF TARGET MARKETS
TARGET MARKET WITH NO CURRENT PROPERTY

Key Economic Factors We Consider

- Strong relative employment growth
- Net in-migration of a highly educated workforce
- Proximity to large student population
- Stability of healthcare systems, government or large institutional employer presence
- Low rates of unemployment
- Lower cost of living versus gateway markets

Source: Company filings as of November 12, 2021, data as of September 30, 2021

HIGH QUALITY COMMERCIAL PORTFOLIO

PRESIDIO Property Trust

Our commercial real estate portfolio as of September 30, 2021, consisted of the following properties:

Property	Approximate Square Feet ('000's)	Percent Occupied	Percent Ownership
Genesis Plaza, San Diego, CA (2)	58	74.7%	76.4%
Dakota Center, Fargo, ND	119	72.3%	100%
Grand Pacific Center, Bismarck, ND	93	56.6%	100%
Arapahoe Center, Centennial, CO	79	100%	100%
West Fargo Industrial, West Fargo, ND	150	89.1%	100%
300 N.P., Fargo, ND	35	66.8%	100%
One Park Centre, Westminster, CO	69	79.5%	100%
Shea Center II, Highlands Ranch, CO	121	96.8%	100%
World Plaza, San Bernardino, CA (1)	56	100%	100%
Union Town Center, Colorado Springs, CO	44	75.6%	100%
Research Parkway, Colorado Springs, CO	11	100%	100%
Mandolin, Houston, Tx	10	100%	61.3%

Fargo, ND


Dakota Center

Highlands Ranch, CO


Shea Center

(1) This property is classified as held for sale.
(2) Genesis Plaza is owned by two tenants-in-common, each of which 57% and 43%, respectively, and we beneficially own an aggregate of 76.4%.

Source: Company filings as of November 12, 2021, data as of September 30, 2021

PORTFOLIO MAKEUP AND PERFORMANCE

COMMERCIAL SQUARE FOOTAGE BY REGION AS OF SEPTEMBER 30, 2021



Texas
California
1%
11%
North Dakota
43%
45%
Colorado

Source: Company filings as of November 12, 2021, data as of September 30, 2021

PORTFOLIO MAKEUP AND PERFORMANCE (CONT'D)

PRESIDIO Property Trust

NOI BY PRODUCT TYPE AS OF SEPTEMBER 30, 2021


Model Homes, 45%
Office / Industrial, 44%
Retail, 11%

NOI


$25.0
$20.0
$15.0
$10.0
$5.0
$-
$12.5
$16.0
$22.4
$22.7
$21.5
$18.2
$16.8
$12.6
YE 2014
YE 2015
YE 2016
YE 2017
YE 2018
YE 2019
YE 2020
YTD 2021

Source: Company filings as of November 12, 2021, data as of September 30, 2021

GROWTH STRATEGY & PIPELINE

PRESIDIO Property Trust

- We seek to invest in properties in regionally dominant markets that have attractive growth dynamics driven in part by economic factors such as strong office-using employment growth, net in-migration of a highly educated workforce, large student populations, the stability provided by healthcare systems, government or other large institutional employer presence and low rates of unemployment

PIPELINE CHARACTERISTICS

- Pipeline of ~25 properties under review, between $5 and $25 million per property, with the following overall composition:
- 40% triple-net
- 20% medical office
- 15% model home
- 15% necessity-based retail
- 10% industrial

SOURCING

- Properties frequently acquired off-market or pre-emptively prior to being marketed
- Long history has created substantial broker relationships
- Successful transaction history creating repeat business with sellers
- Often first and last look at opportunities

Source: Company filings as of November 12, 2021, data as of September 30, 2021

ABILITY TO ADD VALUE

Dakota Center, Fargo, North Dakota

PRESIDIO Property Trust

OVERVIEW

Background

- 78% of the property was leased to a major national bank under a lease expiring in December 2012 – just 18 months following acquisition
- The bank occupied only a small portion and subleased other portions to multiple tenants

Value-Add

- Invested $3.1 million renovating the common areas and parking lot, and constructing tenant improvements
- Executed new lease agreements with 5 former subtenants, including the bank
- The property was refinanced with a new $11.1 million loan in 2014

Exit / Current Status

- Now the property includes several credit tenants, and management estimates value at ~$16.1 million, which represents an increase in value of over 67% over the purchase price.
- Stabilization of rent roll resulted in cap rate compression from 14% to 8%

DAKOTA CENTER


ALERUS

KEY STATISTICS

Acquisition Date	May 2011
Asset Type	Office
Gross Leasable Area	119,434 sq. ft.
Location	Fargo, ND
Year Constructed	1982
Transaction Price	$9.6 million
Acquisition Cap Rate	14%
% Leased at time of purchase	98%

Source: Company filings as of November 12, 2021, data as of September 30, 2021

ABILITY TO ADD VALUE

The Presidio, Colorado Springs, Colorado

OVERVIEW

Background

- Able to take advantage of the seller's unique circumstance to purchase the property at an excellent in-place return, with additional value achievable through increasing occupancy and raising rents to market

Value-Add

- To facilitate this business plan, Presidio undertook a complete common area renovation
- In 2014, Presidio refinanced the property with a new $7.4 million loan, which effectively returned the Company's initial equity

Exit / Current Status

- In July 2019, the Presidio was sold for $12.3 million, 68% above the original purchase price of $7.3 million, recognizing a gain of approximately $4.5 million.

THE PRESIDIO



KEY STATISTICS

Acquisition Date	Nov 2012
Asset Type	Office
Gross Leasable Area	81,222 sq. ft.
Location	Colorado Springs, CO
Year Constructed	1985
Transaction Price (Acquisition)	$7.3 million
Acquisition Cap Rate	9.4%
% Leased at time of purchase	78%
Gain on sale	$4.5 million

Source: Company filings as of November 12, 2021, data as of September 30, 2021

ABILITY TO ADD VALUE

Sparky's Self-Storage, Inland Empire, California

OVERVIEW

Background

- Presidio acquired 7 individual self-storage properties throughout the Inland Empire region of Southern California between 2007 and 2013. These properties were either distressed and sold by lenders or individual investors

Value-Add

- Each property was branded under Presidio's brand – Sparky's Self-Storage. Economies of scale were achieved under common management, which resulted in improvements and efficiencies in operations and marketing

Exit / Current Status

- Recognizing that self-storage was becoming a favored property sector by institutional investors, Presidio sold the Sparky's portfolio in 2015 to a REIT for a net sales price of $34 million, which represented a 4.6% cap rate and a gain to Presidio of approximately $4.7 million

SPARKY'S SELF-STORAGE


3285
Sparky's
Self Storage

KEY STATISTICS

Acquisition Dates	2007 – 2013
Asset Type	Self-Storage
Rentable Square Feet	652,260
Location	Inland Empire, CA
Transaction Price (acquisition)	$32.7 million
Gain on sale	$4.7 million

Source: Company filings as of November 12, 2021, data as of September 30, 2021

MODEL HOME BUSINESS

- Triple-net sale/leaseback transactions with homebuilders, to use as sales offices and model homes
- Operates independently in Houston, Texas, with minimal time commitment by senior management
- Homes are sold to homebuyers following subdivision close-out
- Property yields of ~12% vs. ~9% on commercial properties (in 2020)

PRESIDIO INCENTIVES

- Broad Market Appeal
- Purchase Property at a Discount (5%-10%)
- Builders Cover All Expenses
- Unlevered Proforma Returns > 8%
- Diversification of Risk

BUSINESS SUMMARY

- Properties in 4 States
- Starter and Move-Up Homes (below values affected by tax law)

BUILDER INCENTIVES

- Allows Builders to Redeploy Capital
- Model Home Proceeds Used to Pay Down Line of Credit
- Accelerates Sales for IRR Calculations
- Improves margins & Inventory Turnover
- Diversification of Risk







Source: Company filings as of November 12, 2021, data as of September 30, 2021

CORE FUNDS FLOW FROM OPERATIONS TOWARDS DIVIDENDS

PRESIDIO Property Trust

	For the Three Months Ended		For the Nine Months Ended	
	9/30/2021	9/30/2020	9/30/2021	9/30/2020
Net (loss) income attributable to Presidio Property Trust, Inc. common stockholders	$ (1,390,887)	$ (1,748,245)	$ (3,298,366)	$ (4,778,191)
Adjustments:				
Income attributable to noncontrolling	427,303	363,777	1,759,608	854,070
Depreciation and amortization	1,306,874	1,626,917	4,104,018	4,823,673
Amortization of above and below market leases, net	(6,022)	(26,182)	(4,417)	(84,427)
Impairment of real estate assets	-	-	300,000	845,674
Loss (gain) on sale of real estate assets, net	(627,322)	(332,714)	(2,060,336)	(656,975)
FFO	$ (290,054)	$ (116,447)	$ 800,507	$ 1,003,824
Restricted stock compensation	285,704	180,622	867,903	541,865
Core FFO	$ (4,350)	$ 64,175	$ 1,668,410	$ 1,545,688
Weighted average number of common shares outstanding - basic and diluted	10,833,847	8,922,525	9,955,046	8,900,547
Core FFO / Wgt Avg Share	$ (0.000)	$ 0.007	$ 0.168	$ 0.174
Quarterly Dividends / Share	$ 0.103	$ -	$ 0.306	$ -

Source: Company filings as of November 12, 2021, data as of September 30, 2021

STAGGERING OF OUR DEBT MATURITIES

PRESIDIO Property Trust

As of September 30, 2021, weighted average interest rate on outstanding commercial debt is 4.5% and the weighted average remaining term is 4.5 years(1)



COMMERCIAL DEBT MATURITY SCHEDULE
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$6.9
$3.6
$1.4
$62.2
2021
2022
2023
Thereafter
Mortgage Debt

(1) Weighted by outstanding mortgage balance, excludes model home debt

Source: Company filings as of November 12, 2021, data as of September 30, 2021

BOARD OF DIRECTORS (EXCLUDING MANAGEMENT)

PRESIDIO Property Trust



Jennifer Barnes, *Independent Director*

- Served as Director since 2020 and is a member of the Audit Committee
- Currently CEO and Founder of Optima Office, and co-founder of Pro Back Office.
- Named a top 40 under 40 business leader in San Diego in 2016 and a finalist for SD Business Journal's CEO of the Year
- Sits on the Board of the Better Business Bureau, The Business Executives Council, and the San Diego Chapter of Junior Achievement's Executive Board
- Holds a Bachelors Degree in Finance, Accounting, and Marketing from the University of Arizona and MBA from San Diego State University



James Durfey, *Independent Director*

- Served as a director as of December 2019 and is a member of the Compensation Committee and the Nominating and Corporate Governance Committee.
- Retired in 2017 from American Assets Trust, Inc. (NYSE: AAT), a publicly traded REIT, as Vice President, Office Properties, since 2004. From 1996 to 2004, he was Vice President of Trammell Crow Company and General Manager of the Century Plaza Towers and the ABC Entertainment Center. From 1980 to 1996, he held various senior roles at Homart Development Company, a commercial real estate subsidiary of Sears, Roebuck and Company.
- Graduated with a Bachelor of Science degree in Business Management from Indiana University and is a licensed real estate broker in California.



David Bruen, *Lead Independent Director*

- Served as a Director since 2008, Lead Independent Director and Chair of the Audit Committee since 2020; retired in January 2008 from SD National Bank
- Worked in commercial lending for mid-size businesses in San Diego County for First Interstate Bank, Wells Fargo Bank, Mellon 1st Business Bank, and SD National Bank
- Life Member of the Holiday Bowl Committee; member of the Presidents Association for Palomar College, Financial Executives International, the San Diego MIT Enterprise Forum, and the Association for Corporate Growth
- Graduated from SDSU with a BS in Business and an emphasis in Marketing; received an M.B.A. from the University of Southern California with an emphasis in Finance



Sumner Rollings, *Independent Director*

- Served as a director since April 2001 and is the Chari of the compensation Committee, and a member of the Audit Committee and previously served as a member of the Nominating and Corporate Governance Committee
- Served as Director of the Centurion Counsel Funds from 2001 until 2005
- Owned and operated the Wagon Wheel Restaurant as the Chief Executive Officer of Rolling Wheel Restaurant, Inc., in Escondido, California
- Served as sales executive for Joseph Webb Foods of Vista, California from 1999 to 2001 and for Alliant Food Service Sales from 1985 to 1999
- Bachelor of Science from University of Denver, MBA from Pepperdine
- Served 5 years in the US Marines

MANAGEMENT TEAM

Key team members have 75+ combined years of real estate and public company experience



Jack Heilbron, *Chairman, Chief Executive Officer and President*

- Founding officer, director, and stockholder of the former CI Holding Group, Inc. and of its subsidiary corporations
- Currently serves as Chief Executive Officer and Chairman of Centurion Counsel, Inc., a licensed investment advisor
- Served as a director of the Centurion Counsel Funds from 2001 until 2005
- Served as the Chairman and/or director of Clover Income and Growth REIT from 1994 until its dissolution in 1999
- Graduated with a Bachelor of Science degree in Business Administration from California Polytechnic University, San Luis Obispo, California



Adam Sragovicz, *Chief Financial Officer*

- Served as Treasurer of Encore Capital Group from 2011 to 2017, where he was responsible for global capital raising, foreign exchange risk management and cash management for the organization
- Previously held capital markets, finance, and treasury management positions with KPMG, Union Bank of California / MUFG and Bank of America Merrill Lynch
- Has served on the Board of Congregation Adat Yeshurun and is Director of the Yale Alumni Schools Committee in San Diego
- Graduated with a Bachelor of Arts degree in Soviet and Eastern European Studies, with a concentration in Economics, from Yale University



Ed Bentzen, *Chief Accounting Officer*

- Served as CFO/COO at Crystal View Capital Management in 2020.
- Served in various consulting roles for real estate development companies from 2018 to 2020
- Served as the CFO at The Parking REIT, Inc from 2016 to 2018 (formally MVP REIT, Inc and MVP REIT II, Inc, prior to merger in 2017)
- Has held various senior accounting and finance roles at Western Funding, Vestin Group, and as a Sr. Internal Auditor at Ameristar Casinos
- Holds a Bachelor of Science degree in Hotel Administration and a Master of Science in Accountancy from University of Nevada Las Vegas
- Licensed Certified Internal Auditor (inactive), CA



Gary Katz, *Senior Vice President, Asset Management*

- Held positions with Legacy Partners, Lincoln Property Company, Kemper Real Estate Management Company, Bedford Properties, and Meyer Investment Properties
- Served in senior acquisition, leasing, asset management, and development roles for Westcore Properties from 2007 to 2009, where he was responsible for real estate transactions throughout the western United States
- Former president and current Treasurer of the San Diego Chapter of NAIOP and former member of the NAIOP Corporate (National) Board. Sits on the San Diego Charitable Real Estate Foundation's Board of Directors
- Graduated with a Bachelor of Arts degree in Economics from University of California San Diego



Larry Dubose, *Chief Executive Officer of NetREIT Advisors, LLC and Dubose Advisors, LLC, Chief Financial Officer of Dubose Model Home REIT, Inc., and Director*

- Larry Dubose - Founder of Dubose Model Homes USA in Houston in 1985 (goodwill and assets acquired by Presidio in 2010
- Board member of Presidio Property Trust, Inc., President of Dubose Advisors LLC and NetREIT Advisors LLC
- Served as Vice President and Chief Financial Officer of a full-service real estate brokerage company in Houston for six years
- Staff accountant with PricewaterhouseCoopers
- BA degree in Accounting from Lamar University

Source: Company filings as of November 12, 2021, data as of September 30, 2021

COMPANY HIGHLIGHTS


High Quality Portfolio with Strong Fundamentals
Experience and Depth of Management
Differentiated Acquisition Strategy
Poised to Grow Across In-Demand Space

Source: Company filings as of November 12, 2021, data as of September 30, 2021

INVESTMENT HIGHLIGHTS

PRESIDIO Property Trust

HIGH QUALITY PORTFOLIO WITH STRONG FUNDAMENTALS

- 12 commercial properties with 845,343 square feet with an average occupancy rate of 82.9%
- Highly diversified commercial property tenant base
- Robust portfolio with strong fundamentals and internal growth

EXPERIENCE AND DEPTH OF MANAGEMENT

- Chairman and CEO Jack Heilbron's public REIT experience
- Company formed in 1999; SEC reporting since 2008
- Key team members have 75+ combined years of public company experience
- Extensive seller and broker relationships in key markets

DIFFERENTIATED ACQUISITION STRATEGY

- High quality properties focused in underserved regionally dominant locales
- Target non-gateway markets with attractive growth dynamics and cap rates which exceed our cost of capital
- Focus on $10 – $30 million property transactions that are not typically pursued by larger REITs

POISED TO GROW ACROSS IN-DEMAND SPACE

- Recent activity in various real estate sectors demonstrates strong selective demand for product
- Creating value through planned repositioning and improvements
- Internally managed

Source: Company filings as of November 12, 2021, data as of September 30, 2021